UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

March 29, 2023

McCormick & Co Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24 Schilling Road	Suite 1
Hunt Valley	Maryland	21031
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	410	771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MKC-V	New York Stock Exchange
Common Stock Non-Voting	MKC	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 29, 2023, the Registrant held its Annual Meeting of Stockholders, at which (i) directors were elected, (ii) Ernst & Young LLP’s appointment as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2023 was ratified, (iii) the compensation paid to the Registrant’s Named Executive Officers was approved in an advisory vote, and (iv) an advisory vote was taken on the frequency of future advisory stockholder votes on executive compensation. The proposals are described in detail in the Registrant's Proxy Statement.The final results for the votes regarding each proposal are set forth below.

1. Registrant’s stockholders elected eleven directors to the Registrant’s Board of Directors, to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The votes regarding this proposal were as follows:

	For	Against	Abstained	Broker Non-Votes
Anne L. Bramman	10,523,500	165,176	43,871	3,474,062
Michael A. Conway	10,091,450	599,142	41,955	3,474,062
Freeman A. Hrabowski, III	10,226,141	458,691	47,715	3,474,062
Lawrence E. Kurzius	10,504,241	201,477	26,829	3,474,062
Patricia Little	10,222,420	471,043	39,084	3,474,062
Michael D. Mangan	10,204,427	488,789	39,331	3,474,062
Maritza G. Montiel	10,584,282	108,540	39,725	3,474,062
Margaret M.V. Preston	10,643,472	58,321	30,754	3,474,062
Gary Rodkin	10,453,727	240,275	38,545	3,474,062
Jacques Tapiero	10,608,932	85,069	38,546	3,474,062
W. Anthony Vernon	10,236,290	283,885	212,372	3,474,062

2. Registrant’s stockholders ratified the Appointment of Ernst & Young LLP as the Registrant’s Independent Registered Public Accounting firm for the fiscal year ending November 30, 2023. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
14,132,093	47,323	12,174	—

3. Registrant’s stockholders approved in an advisory (non-binding) vote the compensation paid to the Registrant’s Named Executive Officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
10,390,708	286,118	40,702	3,474,062

4. Registrant’s stockholders voted, on an advisory (non-binding) basis, on the frequency of stockholder votes on executive compensation. The votes regarding this proposal were as follows:

Votes for Three Years	Votes for Two Years	Votes for One Year	Abstain	Broker Non-Votes
560,656	99,815	10,012,907	44,150	3,474,062

In accordance with the voting results for Proposal 4, in which the choice receiving the highest number of votes was “One Year,” the Registrant’s Board of Directors has determined that future stockholder advisory (non-binding) votes on executive compensation will continue to be held every year. Accordingly, the next stockholder advisory (non-binding) vote on executive compensation will be held at the Registrant’s 2024 Annual Meeting of Stockholders.

No other matters were submitted for stockholder action.

Exhibit Number     Description
104            Cover Page Interactive Data File (the coverpage XBRL tags are embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: March 31, 2023	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary